UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2025

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor, Suite 5066

New York, NY 10036

(Address of principal executive offices, including ZIP code)

(646) 756-2997

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2024, Hoth Therapeutics, Inc. (“Hoth” or the “Company”) entered into a Project Order Agreement (the “Agreement”) with OnTargetx R&D Inc. (“OnTargetx”) pursuant to the terms of an existing Master Service Agreement originally entered into on November 8, 2024,

Under the Agreement, OnTargetx, in collaboration with ITR Laboratories, will perform a 4-week intravenous injection toxicity study followed by a 14-day recovery period in C57BL/6 mice, referred to as Study No. 701821 (P210614002-B). The study includes dose formulation, toxicokinetic analysis, clinical pathology, necropsy, histopathology, and detailed reporting. A total of 448 main study animals and 44 spares will be used.

The study has been designed to test the Company’s proposed treatment for mast-cell derived cancers (HT-KIT), with respect to which the Company has an exclusive, worldwide, royalty bearing license to certain intellectual property to, among other things, discover, develop, make, have made, use and sell certain licensed products and sell, use and practice certain licensed services with respect to cancer (and anaphylaxis) from North Carolina State University (“NC State”).

Recently, the Company, in conjunction with NC State, filed amendments to a pending patent application related to its antisense oligonucleotide (ASO) technology platform. The amended claims broaden and clarify the scope of intellectual property protections around antisense oligomers targeting specific pre-mRNA sequences involved in gene expression and immune response pathways.

The amended claims include compositions and methods involving antisense oligomers designed to modulate splicing of specific genes and reduce expression of immune-related cell surface receptors. The claims also describe potential pharmaceutical compositions and therapeutic uses across various species.

These amendments reflect routine practice and are intended to strengthen the Company’s patent position in anticipation of further preclinical development and potential licensing discussions.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of our 2024 audited consolidated financial statements and notes thereto, we concluded that there were material errors related to recording of prepaid research and development and the timing of the related research and development expense in our previously issued audited consolidated financial statements as of and for the years ended December 31, 2023, and in our previously issued unaudited condensed consolidated financial statements as of and for each of the quarterly and year to date periods ended March 31, 2024 and 2023, June 30, 2024 and 2023, and September 30, 2024 and 2023, relating to the recording of prepaid expenses, and the timing of recognition of research and development expenses.

On March 21, 2025, the audit committee (the “Audit Committee”) of the board of directors of the Company (the “Board”), in consultation with management, concluded that it is appropriate to correct the errors in accounting in the Company’s unaudited condensed consolidated financial statements for each of its interim periods ended March 31, 2024 and 2023, June 30, 2024 and 2023, and September 30, 2024 and 2023 and the audited consolidated financial statements for the year ended December 31, 2023 (collectively, the “Non-Reliance Periods”) included in the associated Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for each of the Non-Reliance Periods filed with the Securities Exchange Commission (the “SEC”), by restating such audited and unaudited financial information. The Company will disclose in its Annual Report on Form 10-K for the year ended December 31, 2024 the restated audited consolidated and unaudited condensed consolidated financial statements for each of the Non-Reliance Periods (“Restatements”). As a result, the audited consolidated and unaudited condensed consolidated financial statements for each of the Non-Reliance Periods should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

1)	The Company’s analysis concluded that the following items were improperly recorded as of December 31, 2023, 2022 and 2021, and for the year ended December 31, 2023.

As of December 31, 2023, the Company’s consolidated balance sheets did not reflect prepaid expenses and other current assets related to advance payments made in 2022 and 2021 for clinical studies. These errors in the accounting for prepaid expenses and other current assets and research and development expenses resulted in an understatement of prepaid assets and other current assets of $722,765 as of December 31, 2023, an understatement of research and development expenses, operating expenses and net loss of $260,732 for the year ended December 31, 2023.

The December 31, 2022 understatement of prepaid expenses and other current assets of $983,497 was corrected by increasing prepaid expenses and other current assets and decreasing accumulated deficit as of December 31, 2022 by $983,497, as reflected in the consolidated statements of changes in stockholders’ equity as of December 31, 2022.

2)	The Company noted the following items were improperly recorded as of March 31, 2024 and 2023, and during the three months ended March 31, 2024 and 2023:

●	As of March 31, 2024, prepaid expenses and other current assets were understated by $617,019 and for the three months ended March 31, 2024, research and development expenses were understated by $105,746.

●	As of March 31, 2023, prepaid expenses and other current assets were understated by $931,456 and for the three months ended March 31, 2023, research and development expenses were understated by $52,041.

3)	The Company noted the following items were improperly recorded as of June 30, 2024 and 2023, and during the three and six months ended June 30, 2024 and 2023:

●	As of June 30, 2024, prepaid expenses and other current assets were understated by $539,329 and for the three and six months ended June 30, 2024, research and development expenses were understated by $77,690 and $183,436, respectively.

●	As of June 30, 2023, prepaid expenses and other current assets were understated by $908,416 and for the three and six months ended June 30, 2023, research and development expenses were understated by $23,040 and $75,081, respectively.

4)	The Company noted the following items were improperly recorded as of September 30, 2024 and 2023, and during the three and nine months ended September 30, 2024 and 2023:

●	As of September 30, 2024, prepaid expenses and other current assets were understated by $442,365 and for the three and nine months ended September 30, 2024, research and development expenses were understated by $96,964 and $280,400, respectively.

●	As of September 30, 2023, prepaid expenses and other current assets were understated by $817,340 and for the three and nine months ended September 30, 2023, research and development expenses were understated by $91,076 and $166,157, respectively.

For all periods presented, the errors in the accounting for research and development expenses resulted in an understatement of prepaid assets and other current assets and an understatement of research and development expenses, operating expenses and net losses for the periods presented, respectively.

The restatement corrections impact certain components within operating cash flows of the respective consolidated statements of cash flows. Total operating cash flows, investing activities, financing activities, and cash and cash equivalents are unchanged as a result of the restatements.

The Company is currently working to complete the on time filing of its Annual Report on Form 10-K for the year ended December 31, 2024, which will include the Restatements.

The Company’s management and the Board have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the financial statements as of and for each of the quarterly periods ended March 31, 2024 and 2023, June 30, 2024 and 2023, and September 30, 2024 and 2023 and the year ended December 31, 2023, and the Company’s estimates related to the errors included in the financial statements covering the Non-Reliance Periods. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the errors related to the classification and recording of certain prepaid expenses and other current assets and research and development expenses, including the possibility of material adjustments thereto, the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its Annual Report on Form 10-K for the year ended December 31, 2024. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement by and between the Company and OnTargetx R&D Inc. dated March 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2025	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer